UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 29, 2006

                                ERHC ENERGY INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Colorado                       000-17325                  88-0218499
-----------------------        -----------------------      --------------------
(State of organization)        (Commission File Number)       (IRS Employer
                                                            Identification No.)


5444 Westheimer Road, Suite 1570                                        77056
--------------------------------                                      ----------
Houston, TX
(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number, including area code: (713) 626-4700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

      On June 29, 2006, ERHC Energy Inc. (the "Company") issued a press release disclosing a receipt of a subpoena from the Securities and Exchange Commission ("SEC"). The subpoena requests a broad range of documents, including, among other documents, all documents related to correspondence with foreign governmental officials or entities in Sao Tome and Nigeria. The Company intends to comply fully with the SEC subpoena. Attached as exhibit 99.1 is a copy of the Company's press release announcing, among other items, the receipt of the SEC subpoena.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated June 29, 2006



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ERHC Energy Inc.


                                        By: /s/ Walter F. Brandhuber
                                           -------------------------------------
                                                Walter F. Brandhuber, President


DATE:    June 30, 2006

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
99.1           Press Release dated June 29, 2006